VOYA EQUITY TRUST

Voya MidCap Opportunities Fund

(the “Fund”)

Supplement dated January 19, 2018 to the Fund’s

current Statement of Additional Information (“SAI”) dated September 29, 2017

On January 11, 2018, the Board of Trustees of Voya Equity Trust approved modifications with respect to the Fund’s management fee and sub-advisory fee effective January 1, 2018.

Effective immediately, the Fund’s SAI is revised as follows:

1.	The line item with respect to the Fund in the table within the section entitled “Adviser – Management Fees” of the Fund’s SAI is deleted and replaced with the following:

Fund	Annual Management Fee
Voya MidCap Opportunities Fund

0.85% on the first $500 million of the Fund’s average daily net assets;

0.80% on the next $400 million of the Fund’s average daily net assets;

0.75% on the next $450 million of the Fund’s average daily net assets;

0.70% of the Fund’s average daily net assets in excess of $1.35 billion.

2.	The line item with respect to the Fund in the table within the section entitled “Sub-Adviser – Sub-Advisory Fees” of the Fund’s SAI is deleted and replaced with the following:

Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya MidCap Opportunities Fund	Voya IM

0.3375% on the first $500 million of the Fund’s average daily net assets;

0.3150% on the next $400 million of the Fund’s average daily net assets;

0.2925% on the next $450 million of the Fund’s average daily net assets;

0.2700% of the Fund’s average daily net assets in excess of $1.35 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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